                                                                    EXHIBIT 23.3

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ Ronnie L. Andress
                                                      --------------------------------------
                                               Name:  Ronnie L. Andress

September 9, 1997

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ James H. Clarke, Jr., D.D.S.
                                                      --------------------------------------
                                               Name:  James H. Clarke, Jr., D.D.S.

September 4, 1997

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ Ronald E. Geistfeld
                                                      --------------------------------------
                                               Name:  Ronald E. Geistfeld

July 24, 1997

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ Mack E. Greder
                                                      --------------------------------------
                                               Name:  Mack E. Greder

July 24, 1997

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ Roger Allen Kay
                                                      --------------------------------------
                                               Name:  Roger Allen Kay

July 28, 1997

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ Gerald F. Mahoney
                                                      --------------------------------------
                                               Name:  Gerald F. Mahoney

July 22, 1997

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ Anthony P. Maris
                                                      --------------------------------------
                                               Name:  Anthony P. Maris

July 25, 1997

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ Ronald M. Yaros
                                                      --------------------------------------
                                               Name:  Ronald M. Yaros

July 25, 1997

                          CONSENT OF PROPOSED DIRECTOR

    Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to being named as a nominee to the Board of Directors of Pentegra Dental Group, Inc. (the "Registrant") in the Prospectus constituting a part of the Registration Statement on Form S-1 of the Registrant filed under the Securities Act.

                                                      /s/ Sam H. Carr
                                                      --------------------------------------
                                               Name:  Sam H. Carr

September 19, 1997